SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                    May 12, 2006
--------------------------------------------------------------------------------


                        ALTERNATIVE ENERGY SOURCES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                   000-51762                  74-3038728
--------------------------------------------------------------------------------
      (State or other       (Commission File number)          (IRS Employer
       jurisdiction                                         Identification No.)
     of incorporation
     or organization)


        88 West 44th Avenue, Vancouver, British Columbia, V5Y 2V1, Canada
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (604) 738-0540
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
                  (Former Address If Changed since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          Section 8 - Other Information

Item 8.01.        Other Information

      On May 12, 2006, the Registrant's Board of Directors declared a 2.5 for 1 forward stock split in the form of a dividend. The record date for the stock dividend is May 22, 2006, and the payment date is May 22, 2006.

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Alternative Energy Sources, Inc.


Date: May 12, 2006         By:      /s/ Stephen B. Jackson
                                    --------------------------------
                                             Stephen B. Jackson
                                             Chief Executive Officer